OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
                Supplement dated June 15, 2000 to the
                 Prospectus dated November 26, 1999


      The Prospectus is revised as follows:

           Effective June 1, 2000, the footnote below the Annual Fund Operating Expenses table on page 7 is deleted and replaced with the following:

          * The management fee expenses in the table are based on the fees the Fund would have paid if the Manager had not waived a portion of its fee under a voluntary undertaking to the Fund. After the Manager's waiver the actual management fee as a percentage of average daily net assets was 0.57% for each class of shares. The Manager has withdrawn that voluntary waiver effective June 1, 2000.

          Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays.




June 15, 2000                                                  PS0740.014

               OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
               Supplement dated June 15, 2000 to the
    Statement of Additional Information dated November 26, 1999,
                            Revised December 10, 1999


      The Statement of Additional Information is revised as follows:

      The third paragraph under the section captioned "The Manager - The Investment Advisory Agreement" on page 36 is deleted and replaced with the following:

          The investment advisory agreement contains no limitation of the Fund's expenses by the Manager. The Manager had voluntarily agreed to waive receipt of a portion of its annual management fee to the extent necessary to limit the annual management fee to not more than 0.57% of average annual net assets of each class of shares. The Manager terminated that voluntary undertaking effective June 1, 2000. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below. Also shown is the amount the management fee would have been without the waiver. Under its voluntary fee waiver, the Manager waived $15,090 of the Fund's management fee in the Fund's 1997 fiscal year, $28,265 in the Fund's 1998 fiscal year, and $30,458 in the Fund's 1999 fiscal year.



June 15, 2000                                                 PX0740.009